NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” HAVE BEEN OMITTED FROM THIS EXHIBIT AS THESE PORTIONS ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Exhibit 10.7(a)

SEVENTH AMENDED AND RESTATED

PROGRAM TERMS LETTER

July 9, 2021

MarineMax, Inc.

MarineMax East, Inc.

MarineMax Services, Inc.

MarineMax Northeast LLC

Boating Gear Center, LLC

US Liquidators, LLC

Newcoast Financial Services, LLC

My Web Services, LLC

MarineMax Charter Services, LLC

[****]

Gulfport Marina, LLC

FWW, LLC

Fraser Yachts Florida, Inc.

Fraser Yachts California

BY Holdings, LLC

MarineMax KW, LLC

Northrop and Johnson Yachts-Ships LLC

Northrop & Johnson California, Inc.

Perfect Yacht Charter LLC

N & J Media LLC

Northrop & Johnson Holding LLC.

N & J Group, LLC

Private Insurance Services LLC

Skipper Marine, LLC

Skipper Bud’s of Illinois, LLC

Skipper Marine of Madison, LLC

Skipper Marine of Fox Valley, LLC

Skipper Marine of Chicago-Land, LLC

Skipper Marine of Michigan, LLC

Skipper Marine of Ohio, LLC

Silver Seas Yachts, LLC

Silver Seas California, Inc.

MarineMax Products, Inc.

KCS International, Inc.

Nisswa Marine, Inc.

2600 McCormick Drive

Clearwater, FL  33759

Attn: Mike McLamb

RE:  Wholesale Marine Products Finance Program

Dear Mike:

This Program Terms Letter outlines the terms of your marine financing program with Wells Fargo Commercial Distribution Finance, LLC (in its individual capacity, “CDF”) as Agent (CDF, in such capacity as agent, is herein referred to as “Agent”) for the several financial institutions that are parties to the Loan and Security Agreement (as defined below) or may from time to time become party thereto (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender.  This program will apply to all outstanding invoices financed by any one or more Lenders pursuant to that certain Sixth Amended and Restated Program Terms Letter dated May 20, 2020, among CDF and Dealers (as amended from time to time, the “Existing PTL”) and to all invoices financed on or after the date hereof. This Program Terms Letter amends and restates the Existing PTL in its entirety.

This Program Terms Letter supplements that certain Amended and Restated Loan and Security Agreement, dated as of the date hereof, among Agent, Lenders and Dealers (the “Loan and Security Agreement”).  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

The following sets forth the terms of your financing program:

A. Rates and Terms

Effective Program Dates:	Applies to all outstanding invoices and advances financed by any one or more Lenders pursuant to the Existing PTL and all invoices financed by any one or more Lenders on or after the date hereof.

Seventh Amended and Restated Program Terms Letter

Subsidy Period:	As determined by manufacturer program (if applicable).

Eligible Inventory Collateral:	All marine product inventory of the Dealers (other than spare parts), subject to the eligibility requirements set forth below.

Ineligible Inventory Collateral:

The following inventory shall not be eligible for inclusion in the Borrowing Base:

Inventory which is subject to or encumbered by any Lien or security interest other than a Lien permitted pursuant to Section 6(a) of the Loan and Security Agreement

Inventory which is stored on a bailment, consignment, warehouse or similar third party arrangement, unless you comply with Agent’s documentation requirements with respect thereto and Agent otherwise agrees in writing

Offshore inventory

Inventory that has not cleared United Stated Customs

Inventory not located in a Permitted Location, subject to Section 6(b)(xiii) of the Loan and Security Agreement

Inventory held at a location leased by you if you have not delivered to Agent a landlord lien waiver or subordination in form acceptable to Agent. As an alternative, such inventory can be treated as eligible to the extent Agent has established a Rent Reserve with respect to such location.

Pre-owned inventory if low wholesale values cannot be determined via NADA, Yachtworld.com, survey, or other source acceptable to Agent, unless Agent and Dealers agree on a value

Inventory held by KCS International Inc. or MarineMax Products, Inc.

Inventory manufactured by or branded under KCS International Inc. that is greater than 72ft. in length.

Dealer Rate:

The effective dealer interest rate for any month (after the manufacturer subsidy period expires, if applicable) shall be LIBOR plus 3.45%.

The Dealer Rate will be recalculated monthly based on changes in LIBOR.

Performance Rebate:

So long as Dealer remains in compliance with all the terms and conditions of the Loan and Security Agreement, this Program Terms Letter and all other agreements or instruments by and between Dealer, Agent and any one or more Lenders, beginning the date hereof through the calendar quarter ending June 30, 2021, and for each calendar quarter thereafter, Agent, on behalf of Lenders, will pay you a rebate to be paid quarterly in an amount equal to 1.25% of the average daily balance of outstanding Obligations owed to Lenders for the prior quarter (the “Performance Rebate”).  Such rebate will be subject to the following:

1. Such rebates will be paid within 30 days following the end of the applicable quarter.

2. The average daily balance of outstanding Obligations will be calculated as the sum of the daily balance of outstanding Obligations for each day in the applicable quarter divided by the number of days in the applicable quarter.

Seventh Amended and Restated Program Terms Letter

Unused Line Fee:

Dealer will be charged a monthly Unused Line Fee in an amount equal to 0.10% multiplied by the Unused Line, calculated based on the actual number of days in the calendar month in a year of 360 days.  Unused Line is the Maximum Aggregate Credit Amount, minus the average daily balance of outstanding Obligations owed to Agent and Lenders.  Billed monthly.

Maturity Period:

Invoices financed for new inventory by any one or more Lenders are considered due in full at 1080 days from original invoice date, except that invoices financed by any one or more Lenders related to all Azimut-Benetti S.p.A., Galeon, LLP., Alexander Marine Company, Ltd., and Sino Eagle Yacht Co., Ltd. are considered due in full at 1080 days from the original funding date.

Invoices financed for pre-owned (trade in or used) inventory by any one or more Lenders are considered due in full at 361 days from the date Dealer acquires such unit (“Acquisition Date”).

Advance Request:

Each advance shall be made pursuant to a completed written advance request in the form attached hereto as Exhibit A (together with all attachments required thereby, an “Advance Request Form”) or such other form as Agent and Dealers may agree.

Inventory Advance Rate:

Other than with respect to inventory manufactured by or branded under KCS International Inc., new inventory that is 72ft or less in length will be subject to the following advance rates applied to the original invoice amount beginning from the original invoice date (or, with respect to Azimut-Benetti S.p.A, Ocean Alexander, Galeon, and Aquila Inventory, from the original funding date):

0-180 days – 100%

181-360 days – 90%

361-540 days – 80%

541-720 days – 70%

721-900 days – 60%

901-1079 days – 50%

1080+ days – 0%

With respect to inventory manufactured by or branded under KCS International Inc., new inventory that is 72ft or less in length will be subject to the following advance rates applied to the original invoice amount beginning from the original invoice date:

0-180 days – 62%

181-360 days – 52%

361-540 days – 42%

541-720 days – 32%

721-900 days – 22%

901-1079 days – 12%

1080+ days – 0%

New inventory that is greater than 72ft in length (other than such inventory manufactured by or branded under KCS International Inc.)  will be subject to the following advance rates applied to the original invoice amount beginning from the original invoice date (or, with respect to Azimut-Benetti S.p.A, Ocean Alexander, Galeon, and Aquila Inventory, from the original funding date):

0-180 days – 80%

181-360 days – 70%

361-540 days – 60%

541-720 days – 50%

721-900 days – 40%

901-1079 days – 30%

1080+ days – 0%

Pre-owned (trade in or used) inventory will be subject to the following advance rates from the Acquisition Date on the acquisition cost:

0-180 days: 85%

181-360 days: 75%

361+ days: 0%

The Advance Rate with respect to pre-owned inventory may be subject to a Pre-Owned Inventory Reserve implemented from time to time in Agent’s discretion.  “Pre-Owned Inventory Reserve” is defined and calculated as the low wholesale value determined via NADA, Yachtworld.com, survey or other source acceptable to Agent minus the MarineMax Pre-owned Inventory Cost, divided by the low wholesale value determined via NADA, Yachtworld.com, survey or other source acceptable to Agent, as a percentage.  “MarineMax Pre-owned Inventory Cost” is defined as Dealer’s internal valuation for pre-owned inventory (as set forth on the monthly inventory certificate and Borrowing Base Certificate).

Seventh Amended and Restated Program Terms Letter

Total Eligible Inventory Sublimits:

Aggregate of all units with a valuation > $750,000$250,000,000

Aggregate of all units > 72 feet     $75,000,000

Inventory purchased from a Foreign OEM

(excluding Azimut and Galeon brands)$125,000,000

Pre-owned units  $75,000,000

B. General Terms

Audit/Inspection Fees:

Pre-closing and annual audit costs will be paid by Dealers.  Actual floorcheck expenses for inventory inspections will be paid by Agent, provided that if results of the inspections are not satisfactory to Agent, in its reasonable discretion, then additional inspection expenses will be paid by Dealers.

MSO’s/Titles:	All pre-owned titles and documentation must show all prior liens released.

Insurance Certificates:	On or before the date hereof, Dealer shall deliver to Agent certificates of insurance satisfying the requirements set forth in Section 6 of the Loan and Security Agreement.

Audit/Inspection Frequency:

6 x per year

All locations will be inspected annually at a minimum

During each inspection, Agent will inspect multiple locations wherein at least 45% of Total Eligible Inventory is located.

MSO and Preowned Title audits to be conducted every 180 days and additional audits/inspections at any other time at Agent’s discretion. The audit/inspection schedule set forth in this section is approximate and Agent may audit on a different schedule at Agent’s discretion, without any requirement to modify this Program Terms Letter.

Seventh Amended and Restated Program Terms Letter

COMS Non-Usage Fee:	Dealers will be charged $1,000 in the aggregate per month for any month during which Dealers do not use the CDF COMS on-line payment system for Dealers’ primary method of payment to Agent.

Late Payment Fee:

Under the terms of your financing agreement with Agent and Lenders, you are to remit payment to Agent on behalf of Lenders immediately upon the earlier of (i) your receipt of the proceeds of any sale or other disposition of any unit of collateral financed by any one or more Lenders, and (ii) 7 calendar days after such sale or other disposition.  If it is discovered that a unit of collateral is sold or otherwise disposed of without payment remitted to Agent on behalf of Lenders (Sold out of Trust “SOT”), whether as the result of an inventory collateral inspection or otherwise, Agent may, in its sole discretion, charge you the following late payment fee on a monthly basis for each SOT item:

	Day 1- 7 after the retail sale of the unit	On the 8th day after the retail sale of the unit
	$0.00	.25% of the outstanding invoice amount per unit per month

NSF Fee:	You will be charged a fee of $25 for each check or other item that is returned unpaid.

Please note that the fees and charges referred to above such as the Late Payment Fee and NSF Fee are not intended to be Agent’s or any Lender’s sole remedies for those events, and if you fail to meet any of your obligations under your agreements with or Agent and/or any one or more Lenders, Agent and each Lender specifically reserves all other rights and remedies legally available to it.

Seventh Amended and Restated Program Terms Letter

Customer Online Management System (COMS):

Agent encourages use of COMS, our Internet payment/floorplan system.  Agent will assist you in the installation of the system and provide you with training, free of charge.  Internet payments are processed via an ACH transaction and at no cost to you.  You can view the system’s capabilities at https://sec2.cdfconnect.com/coms.

Application of Terms:

•

The terms set forth in this Program Terms Letter shall apply only to loans by Lenders under the Loan and Security Agreement (defined above), and will not apply to any other Wells Fargo Commercial Distribution Finance, LLC platform or joint venture (i.e. RV, Suzuki, Polaris Acceptance, Brunswick Acceptance Company, LLC, etc.) or any loans with any Lender Affiliate.

Confidentiality Agreement:

The rates and terms set forth in this letter are for your benefit and shall be held in the strictest confidence by you; provided that you may disclose the terms hereof to the extent required by applicable laws or regulations if you provide Agent with prior written notice of such disclosure, work with Agent in good faith to redact any information herein requested by Agent, and provide Agent with an opportunity to seek a protective order with respect to such information.  Subject to the foregoing, you will take all reasonable precautions to assure the confidentiality of this information is not released to any third party.

Please ACKNOWLEDGE YOUR ACCEPTANCE OF YOUR FINANCING TERMS AND RETURN TO AGENT.

tHANK YOU FOR THE OPPORTUNITY TO FINANCE YOUR INVENTORY NEEDS.

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC,

as Agent for Lenders

By: ______________________________________________

Name:

Title: Duly Authorized Signatory

[Note to MarineMax: Please fill in the signature box with the name and conformed signature of the signatory.]

Seventh Amended and Restated Program Terms Letter

ACCEPTED AS OF THE DATE FIRST ABOVE WRITTEN:

MARINEMAX, INC., a Florida corporation
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
MARINEMAX EAST, INC., a Delaware corporation
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
MARINEMAX SERVICES, INC., a Delaware corporation
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Vice President, Secretary, Treasurer
MARINEMAX NORTHEAST, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of MarineMax Northeast, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
BOATING GEAR CENTER, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
US LIQUIDATORS, LLC, a Delaware limited liability company By: MARINEMAX, INC. the sole member of US Liquidators, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary

[Signature Page to Seventh Amended and Restated PTL]

MY WEB SERVICES, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
MARINEMAX CHARTER SERVICES, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
NEWCOAST FINANCIAL SERVICES, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC. the sole member of Newcoast Financial Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
[****] a Florida limited liability company By: MY WEB SERVICES, LLC, the sole member of [****] By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer
GULFPORT MARINA, LLC, a Delaware limited liability company By: MARINEMAX EAST, INC., the sole member of Gulfport Marina, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary and Treasurer

[Signature Page to Seventh Amended and Restated PTL]

FWW, LLC, a Florida limited liability company By: MARINEMAX EAST, INC. the sole member of FWW, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer
FRASER YACHTS FLORIDA, INC., a Florida corporation
By:	/s/ Jeanne Bruss
Print Name:	Jeanne Bruss
Title:	Secretary
FRASER YACHTS CALIFORNIA a California corporation
By:	/s/ Jeanne Bruss
Print Name:	Jeanne Bruss
Title:	Secretary
MARINEMAX KW, LLC, a Florida limited liability company By: MARINEMAX, INC. the sole member of MarineMax KW, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary

BY HOLDINGS, LLC, a Florida limited liability company By: MARINEMAX, INC. the sole member of BY Holdings, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary

NORTHROP & JOHNSON YACHTS-SHIPS LLC, a Florida limited liability company By: FRASER YACHTS FLORIDA, INC. the sole member of Northrop & Johnson Yachts-Ships LLC

[Signature Page to Seventh Amended and Restated PTL]

By:	/s/ Jeanne Bruss
Print Name:	Jeanne Bruss
Title:	Secretary
NORTHROP & JOHNSON CALIFORNIA INC., a California corporation
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Chief Financial Officer
PERFECT YACHT CHARTER, LLC, a Delaware limited liability company By: MARINEMAX , INC. the sole member of Perfect Yacht Charter, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
N & J MEDIA, LLC, a Florida limited liability company By: MARINEMAX , INC. the sole member of N & J Media, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
NORTHROP & JOHNSON HOLDING LLC, a Florida limited liability company By: MARINEMAX , INC. the sole member of Northrop & Johnson Holding LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
N & J GROUP, LLC, a Florida limited liability company By: NORTHROP & JOHNSON HOLDING LLC. the sole member of N & J Group, LLC By: MARINEMAX, INC. the sole member of Northrop & Johnson Holding LLC

[Signature Page to Seventh Amended and Restated PTL]

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
PRIVATE INSURANCE SERVICES, LLC, a Florida limited liability company By: MARINEMAX , INC. the sole member of Private Insurance Services, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SKIPPER MARINE, LLC, a Wisconsin limited liability company By: MARINEMAX , INC. the sole member of Skipper Marine, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SKIPPER BUD’S OF ILLINOIS,LLC., An Illinois corporation By: MARINEMAX , INC. the sole member of Skipper Bud’s of Illinois, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SKIPPER MARINE OF MADISON, LLC, a Wisconsin limited liability company By: MARINEMAX , INC. the sole member of Skipper Marine of Madison, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SKIPPER MARINE OF FOX VALLEY, LLC, a Wisconsin limited liability company By: MARINEMAX , INC. the sole member of Skipper Marine of Fox Valley, LLC

[Signature Page to Seventh Amended and Restated PTL]

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SKIPPER MARINE OF CHICAGO-LAND, LLC, An Illinois limited liability company By: MARINEMAX , INC. the sole member of Skipper Marine of Chicago-Land, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SKIPPER MARINE OF MICHIGAN, LLC, a Michigan limited liability company By: MARINEMAX , INC. the sole member of Skipper Marine of Michigan, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SKIPPER MARINE OF OHIO, LLC, An Ohio limited liability company
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Director, and as such, collectively with the other Director, Manager
By:	/s/ W. Brett McGill
Print Name:	W. Brett McGill
Title:	Director, and as such, collectively with the other Director, Manager

SILVER SEAS YACHTS, LLC, An Arizona limited liability company By: MARINEMAX , INC. the sole member of Silver Seas Yachts, LLC
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	Executive Vice President, Chief Financial Officer, Secretary
SILVER SEAS CALIFORNIA, INC., a Florida corporation

[Signature Page to Seventh Amended and Restated PTL]

By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

MARINEMAX PRODUCTS, INC., a Florida corporation
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

KCS INTERNATIONAL INC., A Wisconsin corporation
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

NISSWA MARINE, INC., A Minnesota corporation
By:	/s/ Michael H. McLamb
Print Name:	Michael H. McLamb
Title:	President, Secretary, Treasurer

[Signature Page to Seventh Amended and Restated PTL]

Exhibit A

Advance Request Form

Wells Fargo Commercial Distribution Finance, LLC

10 S. Wacker Dr., 20th Floor

Chicago, IL 60606

Re:

Loan and Security Agreement, dated May 20, 2020, among MarineMax, Inc. (“Dealer Agent”), the other Dealers party thereto (collectively, together with Dealer Agent, “Dealers”) Wells Fargo Commercial Distribution Finance, LLC (in its individual capacity, “CDF”) as Agent (CDF, in such capacity as agent, is herein referred to as “Agent”) for the several financial institutions that are parties thereto or that may from time to time become party to thereto  (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender, and such Lenders, as amended, modified, restated or replaced from time to time (the “Agreement”)

Ladies and Gentlemen:

The undersigned is agent for Dealers under the Agreement and as such is authorized to make and deliver this advance request (this “Request”) on behalf of Dealers pursuant to Section 1 of the Agreement.  All capitalized terms used, but not defined, herein have the meanings provided in the Agreement.

Dealers hereby request that Lenders make an advance on ________________, 20____ of $______________________ to Dealers under the terms of the Agreement.

The undersigned hereby represents, warrants and certifies that, as of the date hereof,

(a)each representation and warranty made to Agent and Lenders by or on behalf of any Dealer is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which event such representation or warranty was true and correct as of such earlier date;

(b)neither a Default nor any event which with the giving of notice, the passage of time or both would result in a Default has occurred and is continuing or would reasonably be expected to result after giving effect to the advance requested hereby [except _______ ______________________];

(c)after giving effect to the advance requested hereby, the aggregate outstanding amount of the Obligations will not exceed the lesser of (i) the Maximum Aggregate Credit Amount minus the outstanding amount of Approvals and (ii) the Borrowing Base minus the outstanding amount of Approvals and any Reserves;

(d)The terms and conditions of the Agreement apply to this Request.

Executed this ____ day of _______________, _____.

MarineMax, Inc.,

a Florida corporation

By:

Its:

Typed Name: